UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 29, 2014

SKULLCANDY, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35240	56-2362196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 West Ute. Blvd, Suite 250 Park City, Utah	84098
(Address of principal executive offices)	(Zip Code)
(435) 940-1545
(Registrant’s telephone number, including area code):
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ETNRY INTO A MATERIAL DEFINITE AGREEMENT

At the request of Skullcandy, Inc. (the "Company"), on April 29, 2014, the Company entered into an amendment of its Credit Agreement (the "Amendment") and Revolving Line of Credit Note ("Note") with Wells Fargo Bank, National Association ("Lender") both dated August 19, 2013, to reduce the line of credit to $10,000,000 and letters of credit to $5,000,000.

The Amendment also included the following changes to the financial covenants:

1.	Removed the net income requirement;

2.	Revised the total liabilities divided by tangible net worth ratio to not greater than 1.1 to 1.0 as of the last day of each fiscal quarter;

3.	Revised the current ratio to not less than 2.0 to 1.0 as of the last day of each fiscal quarter; and

4.	Included an EBITDA coverage ratio of not less than 2.0 to 1.0 as of the last day of each quarter.

A copy of the Note and Amendment, the terms of which are incorporated herein by reference, are attached as Exhibit 10.1 and 10.2 to this report.

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On May 1, 2014, Skullcandy, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2014. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.
The information in this Item 2.02, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 2.03	CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

At the request of the Company, on April 29, 2014, the Company entered into the Amendment and Note with Lender both dated August 19, 2013, that provides for a line of credit of up to $10,000,000 as described in Item 1.01. The information in Item 1.01 is incorporated by reference herein.

Item 9.01	Exhibits.
(d)  Exhibits

10.1	Amended and Restated Revolving Line of Credit Note
10.2	First Amendment to Credit Agreement
99.1	Press Release, dated May 1, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 1, 2014

SKULLCANDY, INC.

By:	/s/ Jason Hodell
Jason Hodell
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Amended and Restated Revolving Line of Credit Note
10.2	First Amendment to Credit Agreement
99.1	Press Release, dated May 1, 2014